UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)

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☐	Soliciting Material Pursuant to §240.14a-12

CLARUS CORPORATION
(Name of Registrant as Specified In Its Charter)

______________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CLARUS CORPORATION
One Landmark Square
Stamford, Connecticut 06901

May 17, 2007

To Our Stockholders:

On behalf of the Board of Directors of Clarus Corporation, I cordially invite you to attend the Annual Meeting of Stockholders to be held on Thursday, June 21, 2007, at 2:30 p.m., Eastern Daylight Time, at our principal executive offices located at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901.

The accompanying Notice of Meeting and Proxy Statement cover the details of the matters to be presented.

A copy of the 2006 Annual Report is included in this mailing.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, I URGE YOU TO VOTE BY COMPLETING AND RETURNING YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT AND WILL BE GREATLY APPRECIATED. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING.

Cordially,

CLARUS CORPORATION

Warren B. Kanders
Executive Chairman of the
Board of Directors

CLARUS CORPORATION

Notice of Annual Meeting of Stockholders
To Be Held June 21, 2007

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders, and any adjournments or postponements thereof (the “Meeting”), of Clarus Corporation, which will be held Thursday, June 21, 2007, at 2:30 p.m. Eastern Daylight Time, at our principal executive offices located at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901, for the following purposes:

1. To elect four members to serve on the Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal 1); and

2.  To transact such other business as may properly come before the Meeting or any postponements or adjournments thereof, including to consider any procedural matters incident to the conduct of the Meeting, such as the postponement of the Meeting in order to solicit additional proxies to vote in favor of the matter presented at the Meeting.

Stockholders of record at the close of business on May 10, 2007 are entitled to notice of and to vote at the meeting.

YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING. RETURNING YOUR PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING.

By order of the Board of Directors

Philip A. Baratelli
Secretary

May 17, 2007

CLARUS CORPORATION
One Landmark Square
Stamford, Connecticut 06901

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON

June 21, 2007

INTRODUCTION

Proxy Solicitation And General Information

This Proxy Statement and the enclosed form of proxy card (the “Proxy Card”) are being furnished to the holders of common stock, par value $.0001 per share, of Clarus Corporation, a Delaware corporation (which is sometimes referred to in this Proxy Statement as “Clarus,” the “Company,” “we,” “our” or “us”), in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Stockholders to be held on Thursday, June 21, 2007, at 2:30 p.m. Eastern Daylight Time, at our principal executive offices located at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901, and at any adjournments or postponements thereof (the “Meeting”). This Proxy Statement and the Proxy Card are first being sent to stockholders on or about May 17, 2007.

At the Meeting, stockholders will be asked:

1. To elect four members to serve on the Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal 1); and

2. To transact such other business as may properly come before the Meeting or any postponements or adjournments thereof, including to consider any procedural matters incident to the conduct of the Meeting, such as the postponement of the Meeting in order to solicit additional proxies to vote in favor of the matter presented at the Meeting.

The Board of Directors has fixed the close of business on May 10, 2007 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each such stockholder will be entitled to one vote for each share of common stock held on all matters to come before the Meeting and may vote in person or by proxy authorized in writing.

Stockholders are requested to complete, sign, date and promptly return the enclosed Proxy Card in the enclosed envelope. Proxy Cards which are not revoked will be voted at the meeting in accordance with instructions contained therein. If the Proxy Card is signed and returned without instructions, the shares will be voted FOR the election of each nominee for director named in this Proxy Statement (Proposal 1). A stockholder who so desires may revoke his previously submitted Proxy Card at any time before it is voted at the meeting by: (i) delivering written notice to us at Clarus Corporation, One Landmark Square, 22nd Floor, Stamford, Connecticut 06901, Attention Philip A. Baratelli, Secretary; (ii) duly executing and delivering a Proxy Card bearing a later date; or (iii) casting a ballot at the Meeting. Attendance at the Meeting will not in and of itself constitute a revocation of a Proxy Card.

The Board of Directors knows of no other matters that are to be brought before the meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed form of Proxy Card or their substitutes will vote in accordance with their best judgment on such matters.

Record Date; Shares Outstanding And Entitled To Vote; Quorum

Only stockholders as of the close of business on May 10, 2007 (the “Record Date”) are entitled to notice of and to vote at the meeting. As of April 27, 2007, there were 17,151,747 shares of our common stock outstanding and entitled to vote, with each share entitled to one vote. See “Beneficial Ownership of Company Common Stock By Directors, Officers and Principal Stockholders” for information regarding the beneficial ownership of our common stock by our directors, executive officers and stockholders known to us to own or control 5% or more of our common stock. The presence at the meeting, in person or by duly authorized proxy, of the holders of a majority of the shares of common stock entitled to vote constitute a quorum for this meeting.

Our common stock is quoted on the OTC Pink Sheets Electronic Quotation Service under the symbol “CLRS.PK”. As of April 27, 2007, the last full trading date prior to the filing of this Proxy Statement with the Securities and Exchange Commission, the reported closing price for the common stock as quoted on the OTC Pink Sheets Electronic Quotation Service was $8.90. Stockholders are urged to obtain the current market quotation for the shares of our common stock.

Required Votes

The presence at the Meeting, in person or by duly authorized proxy, of the holders of a majority of the outstanding shares of stock entitled to vote constitutes a quorum for the transaction of business. Each share of Clarus common stock entitles the holder to one vote on each matter presented for stockholder action. The affirmative vote of a plurality of the votes cast in person or by proxy is necessary for the election of directors (Proposal 1).

An inspector of elections appointed by us will tabulate votes at the meeting. Since the affirmative vote of a plurality of votes cast is required for the election of directors (Proposal 1), abstentions and “broker non-votes” will have no effect on the outcome of such election.

Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from beneficial owners. If specific instructions are not received, brokers may be precluded from exercising their discretion, depending on the type of proposal involved. Shares as to which brokers have not exercised discretionary authority or received instructions from beneficial owners are considered “broker non-votes,” and will be counted for purposes of determining whether there is a quorum.

Proxy Solicitation; Expenses

Clarus will bear the costs of the solicitation of proxies for the Meeting. Our directors, officers and employees may solicit proxies from stockholders by mail, telephone, telegram, e-mail, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of our common stock held of record by them and such parties will be reimbursed for their reasonable expenses.

List of Stockholders

In accordance with Delaware General Corporation Law (the “DGCL”), a list of Stockholders entitled to vote at the Meeting will be available for ten days prior to the Meeting, for any purpose germane to the Meeting, between the hours of 10:00 a.m. and 5:00 p.m., local time, at our offices at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901.

Voting Confidentiality

Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed to unrelated third parties except as required by law.

IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE STOCKHOLDERS’ INTERESTS BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. IF YOU ARE PRESENT AT THE MEETING AND DESIRE TO DO SO, YOU MAY WITHDRAW YOUR PROXY CARD AND VOTE IN PERSON BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY. PLEASE RETURN YOUR EXECUTED PROXY CARD PROMPTLY.

BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK BY
DIRECTORS, OFFICERS AND PRINCIPAL STOCKHOLDERS

The following table sets forth as of April 27, 2007 certain information regarding the beneficial ownership of the common stock outstanding by (i) each person known to us to own or control 5% or more of our common stock, (ii) each of our directors and nominees, (iii) each of our named executive officers, and (iv) our named executive officers, directors and nominees as a group. Unless otherwise indicated, each of the stockholders shown in the table below has sole voting and investment power with respect to the shares beneficially owned. Unless otherwise indicated, the address of each person named in the table below is c/o Clarus Corporation, One Landmark Square, 22nd Floor, Stamford, Connecticut 06901.

Name	Common Stock Beneficially Owned (1)		Percentage (%) of Common Stock (2)
Warren B. Kanders	3,175,700	(3)	18.5
Ashford Capital Management, Inc. P.O. Box 4172 Wilmington, DE 19807	1,997,300	(4)	11.6
Dimensional Fund Advisors Inc. 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	1,101,050	(5)	6.4
White Rock Capital Management, L.P. 3131 Turtle Creek Boulevard, Suite 800 Dallas, TX 75219	968,000	(6)	5.6
Nicholas Sokolow	277,600	(7) (8)	1.6
Nigel P. Ekern 741 Hollow Tree Ridge Road Darien, CT 06820	228,786	(9)	1.3
Burtt R. Ehrlich	202,250	(10) (11)	1.2
Donald L. House	201,249	(12)	1.2
Susan Luckfield	10,000	(13)	*
Philip A. Baratelli	-		*
All directors, nominees for directors and named executive officers as a group (7 persons)	4,095,585	(14)	23.9

*	Less than one percent.

(1)
As used in this table, a beneficial owner of a security includes any person who, directly or indirectly, through contract, arrangement, understanding, relationship or otherwise has or shares with in 60 days of April 27, 2007 (a) the power to vote, or direct the voting of, such security or (b) investment power which includes the power to dispose, or to direct the disposition of, such security.

(2)	Percentage of beneficial ownership is based on 17,151,747 shares of common stock outstanding as of April 27, 2007.

(3)
Includes Mr. Kanders’ options to purchase 1,021,250 shares of common stock that are presently exercisable or exercisable within 60 days of April 27, 2007, and of which 200,000 will remain subject to lock-up restrictions after 60 days from April 27, 2007; in addition, upon Mr. Kanders’ voluntary termination of employment with the Company or his termination by the Company for cause, if any of the lock-up restrictions have not yet expired, they shall each be extended for an additional five year period. Includes 500,000 unvested shares of restricted common stock, which have voting, dividend and other distribution rights.

(4)	Based on a Schedule 13G/A filed by Ashford Capital Management, Inc. and certain of its affiliates on February 09, 2007.

(5)	Based on a Schedule 13G/A filed by Dimensional Fund Advisors Inc. on February 01, 2007.

(6)	Based on a Schedule 13G/A filed by White Rock Capital Management, L.P. and certain of its affiliates on February 12, 2007.

(7)
Includes Mr. Sokolow’s options to purchase 126,250 shares of common stock that are presently exercisable or exercisable within 60 days of April 27, 2007, and of which 30,000 will remain subject to lock-up restrictions after 60 days from April 27, 2007; in addition, upon Mr. Sokolow’s voluntary termination of service as a director with the Company or his termination by the Company for cause, if any of the lock-up restrictions have not yet expired, they shall each be extended for an additional five year period.

(8)	Includes 151,350 shares of common stock held by ST Investors Fund, LLC, of which Mr. Sokolow is the Managing Member.

(9)	Includes Mr. Ekern’s options to purchase 220,000 shares of common stock that are presently exercisable or exercisable within 60 days of April 27, 2007.

(10)
Includes Mr. Ehrlich’s options to purchase 126,250 shares of common stock that are presently exercisable or exercisable within 60 days of April 27, 2007, and of which 30,000 will remain subject to lock-up restrictions after 60 days from April 27, 2007; in addition, upon Mr. Ehrlich’s voluntary termination of service as a director with the Company or his termination by the Company for cause, if any of the lock-up restrictions have not yet expired, they shall each be extended for an additional five year period.

(11)	Includes 13,000 shares of common stock held by a trust for the benefit of Mr. Ehrlich’s children, as to which Mr. Ehrlich disclaims beneficial ownership.

(12)
Includes Mr. House’s options to purchase 125,000 shares of common stock that are presently exercisable or exercisable within 60 days of April 27, 2007, and of which 30,000 will remain subject to lock-up restrictions after 60 days from April 27, 2007; in addition, upon Mr. House’s voluntary termination of service as a director with the Company or his termination by the Company for cause, if any of the lock-up restrictions have not yet expired, they shall each be extended for an additional five year period.

(13)
Includes Ms. Luckfield’s options to purchase 10,000 shares of common stock that are presently exercisable or exercisable within 60 days of April 27, 2007, and of which 1,666 will remain subject to lock-up restrictions after 60 days from April 27, 2007; in addition, upon Ms. Luckfield’s voluntary termination of service as an employee with the Company or her termination by the Company for cause, if any of the lock-up restrictions have not yet expired, they shall each be extended for an additional five year period.

(14)
Includes options to purchase 1,628,750 shares of common stock that are presently exercisable or exercisable within 60 days of April 27, 2007, and of which 291,666 will remain subject to lock-up restrictions after 60 days from April 27, 2007. Also includes 500,000 unvested shares of restricted common stock, which have voting, dividend and other distribution rights.

We are not aware of any material proceedings to which any of our directors, nominees for director, executive officers, affiliates of the foregoing persons or any security holder, including any owner of record or beneficially of more than 5% of any class of our voting securities, is a party adverse to us or has a material interest adverse to us.

PROPOSAL 1
ELECTION OF DIRECTORS

Our Certificate of Incorporation, as amended, and our Amended and Restated Bylaws provide that our Board of Directors will consist of not less than two, nor more than seven members, with such number to be fixed by the Board of Directors. The number of directors has been fixed at seven by the Board of Directors. We currently have three vacant seats on our Board. We do not intend to fill the three vacant seats on our Board at this time.

Our directors are elected annually at the Annual Meeting of Stockholders. Their respective terms of office continue until the next Annual Meeting of Stockholders and until their successors have been elected and qualified in accordance with our Amended and Restated Bylaws. There are no family relationships among any of our directors or executive officers.

Unless otherwise specified, each Proxy Card received will be voted for the election of the four nominees for director named below to serve until the next Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified. Each of the nominees has consented to be named a nominee in this Proxy Statement and to serve as a director if elected. Should any nominee becomes unable or unwilling to accept a nomination for election, the persons named in the enclosed Proxy Card will vote for the election of a nominee designated by the Board of Directors or will vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with our Amended and Restated Bylaws.

The age and principal occupation for the past five years of each person nominated as a director is set forth below:

Warren B. Kanders, 49, has served as one of our directors since June 2002 and as Executive Chairman of our Board of Directors since December 2002. Mr. Kanders has served as the Founder and Chairman of the Board of Armor Holdings, Inc. since January 1996 and as its Chief Executive Officer since April 2003. Mr. Kanders has served as the Executive Chairman of the Board of Net Perceptions, Inc. since April 2004 and as the Chairman of the Board of Directors of Langer, Inc. since November 2004. From October 1992 to May 1996, Mr. Kanders served as Founder and Vice Chairman of the Board of Benson Eyecare Corporation. Mr. Kanders also serves as President of Kanders & Company, Inc. (“Kanders & Company”), a private investment firm owned and controlled by Mr. Kanders that makes investments in and renders consulting services to public and private entities. Mr. Kanders received a B.A. degree in Economics from Brown University in 1979.

Burtt R. Ehrlich, 67, has served as one of our directors since June 2002. Mr. Ehrlich has served as a director of Armor Holdings, Inc. since January 1996 and as a member of the Board of Directors of Langer, Inc. since February 2001. Mr. Ehrlich served as Chairman and Chief Operating Officer of Ehrlich Bober Financial Corp. (the predecessor of Benson Eyecare Corporation) from December 1986 until October 1992, and as a director of Benson Eyecare Corporation from October 1992 until November 1995.

Donald L. House, 65, has served as one of our directors since January 1993. Mr. House served as Chairman of our Board of Directors from January 1994 until December 1997 and as our President from January 1993 until December 1993. Mr. House also serves on the board of directors of Carreker Corporation which is listed on the NASDAQ Global Stock Market. Mr. House is a private investor and he serves on the board of directors of several privately-held technology companies.

Nicholas Sokolow, 57, has served as one of our directors since June 2002. Mr. Sokolow has served as a member of the Board of Directors of Armor Holdings, Inc. since January 1996. Mr. Sokolow has also served as a member of the Board of Directors of Net Perceptions, Inc. since April 2004. Mr. Sokolow has been a partner in the law firm of Sokolow, Carreras & Associes since 1994. From June 1973 until October 1994, Mr. Sokolow was an associate and partner in the law firm of Coudert Brothers.

The affirmative vote of a plurality of the votes cast in person or by proxy at the Meeting is necessary for the election of directors (assuming a quorum of a majority of the outstanding shares of common stock is present).

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE ABOVE-NAMED DIRECTOR NOMINEES.

GOVERNANCE OF THE COMPANY

Corporate Governance

Our Board of Directors is committed to sound and effective corporate governance practices. The Company’s management and our Board of Directors reviewed our corporate governance practices in light of the Sarbanes-Oxley Act of 2002 and the revised listing requirements of the NASDAQ Global Stock Market (the “NASDAQ”). Based on that review, the Board of Directors maintains codes of ethics and conduct, corporate governance guidelines, committee charters, complaint procedures for accounting and auditing matters and an Audit Committee pre-approval policy.

Corporate Governance Guidelines and Documents

The Code of Ethics for Senior Executive and Financial Officers, the Code of Business Conduct and Ethics for Directors, Officers and Employees, Complaint Procedures for Accounting and Auditing Matters, the Corporate Governance Guidelines, the Audit Committee Pre-Approval Policy, and the Charters of our Audit, Compensation and Nominating/Corporate Governance Committees were adopted by Clarus for the purpose of promoting honest and ethical conduct, promoting full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by Clarus, and promoting compliance with all applicable rules and regulations that apply to Clarus and its officers and directors. Our Codes of Ethics and Conduct, the Complaint Procedures for Accounting and Auditing Matters, the Corporate Governance Guidelines, and the Charters of our Audit, Compensation and Nominating/Corporate Governance Committees are available at www.claruscorp.com, our Internet website, at the tab “Corporate Governance”. In addition, you may request a copy of any such materials, without charge, by submitting a written request to: Clarus Corporation, Attention the Secretary, One Landmark Square, 22nd Floor, Stamford, Connecticut 06901.

Board of Directors

Our Board of Directors is currently comprised of the following four members: Warren B. Kanders, Burtt R. Ehrlich, Nicholas Sokolow and Donald L. House. During fiscal 2006, the Board of Directors held four meetings and has standing Audit, Compensation and Nominating/Corporate Governance Committees. During fiscal 2006, all of the directors then in office attended at least 75% of the total number of meetings of the Board of Directors and the Committees of the Board of Directors on which they served. All of the members of our Board of Directors, who was also a director at the time, attended last year’s Annual Meeting of Stockholders meeting which was held on June 21, 2006.

Director Independence

In accordance with the listing requirements of the NASDAQ, the Board of Directors has evaluated each of its directors’ independence from Clarus based on the definition of “independence” established by the NASDAQ. Based on the Board’s review and the NASDAQ definition of “independence”, the Board has determined that the Board is currently comprised of a majority of independent directors, consisting of each of the following directors: Messrs. Ehrlich, Sokolow and House. As required by the NASDAQ listing requirements, these independent directors meet at regularly scheduled executive sessions without management. The Board has also determined that each of the members of our Audit Committee is “independent” for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Stockholder Communications

Stockholders may send communications to our Board of Directors or any committee thereof by writing to the Board of Directors or any committee thereof at Clarus Corporation, Attention the Secretary, One Landmark Square, 22nd Floor, Stamford, Connecticut 06901. The Secretary will distribute all stockholder communications to the intended recipients and/or distribute to the entire Board, as appropriate.

In addition, stockholders may also contact any non-management director as a group or any individual director by writing to the non-management directors or the individual director, as applicable, at Clarus Corporation, One Landmark Square, 22nd Floor, Stamford, Connecticut 06901.

Complaint Procedures

Complaints and concerns about accounting, internal accounting controls or auditing or related matters pertaining to the Company may be submitted by writing to the Chairman of the Audit Committee as follows: Clarus Corporation, Attention Chairman of the Audit Committee, One Landmark Square, 22nd Floor, Stamford, Connecticut 06901. Complaints may be submitted on a confidential and anonymous basis by sending them in a sealed envelope marked “Confidential.”

Audit Committee

The Audit Committee is responsible for the oversight and evaluation of (i) the qualifications, independence and performance of our independent auditors; (ii) the performance of our internal audit function; and (iii) the quality and integrity of our financial statements and the effectiveness of our internal control over financial reporting. In addition, the committee recommends to the Board of Directors the appointment of independent auditors and analyzes the reports and recommendations of such auditors. The committee also prepares the Audit Committee report required by the rules of Securities and Exchange Commission, and the report is included in this proxy statement beginning on page 13. Our Audit Committee is currently comprised of Messrs. House, Ehrlich and Sokolow, with Mr. House serving as the Chairman. All of the members of our Audit Committee were determined by the Board to be independent of Clarus based on the NASDAQ’s definition of “independence”. Our Board of Directors currently does not have an audit committee financial expert (as such term is defined under the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder) serving on its Audit Committee. However, the Board of Directors is looking for and considering candidates to appoint to the Board of Directors and the Audit Committee who will serve on the Audit Committee as an audit committee financial expert. The Audit Committee met four times during fiscal 2006. The Board of Directors has adopted a written Charter for the Audit Committee, a copy of which was attached to our Proxy Statement for the Annual Meeting of Stockholders held on June 24, 2004 and is available at www.claruscorp.com, our Internet website, at the tab “Corporate Governance”.

Compensation Committee

The Compensation Committee reviews recommendations for executive compensation, including incentive compensation and stock incentive plans and makes recommendations to the Board of Directors concerning levels of compensation of our executive officers and other key managerial personnel as well as the adoption of incentive and stock plans. Pursuant to this Committee’s charter, this Committee’s authority generally includes the authority to do each of the following:

1.
To assist the Board of Directors in developing and evaluating potential candidates for executive positions, including the Executive Chairman, and to oversee the development of executive succession plans.

2.
To review and approve corporate goals and objectives with respect to compensation for the Company’s Executive Chairman, evaluate the Executive Chairman’s performance in light of those goals and objectives, and, either as a committee or together with the other independent directors, determine and approve the Executive Chairman’s compensation level based on this evaluation. In determining the long-term incentive component of the Executive Chairman’s compensation, the Committee shall consider the Company’s performance and relative stockholder return, the value of similar incentive awards to chief executive officers at comparable companies, and the awards given to the Company’s Executive Chairman in past years.

3.
To make recommendations to the Board of Directors with respect to non- Executive Chairman compensation, incentive-compensation plans and equity-based plans. The Committee shall also provide oversight of management’s decisions concerning the performance and compensation of other Company officers.

4.
To review the Company's incentive compensation and other stock-based plans and recommend changes in such plans to the Board of Directors as needed. The Committee shall have and shall exercise all the authority of the Board of Directors with respect to the administration of such plans.

5.	To produce this compensation committee report on executive compensation to be included in the Company’s proxy statement.

6.	To review on an annual basis director compensation and benefits.

The Compensation Committee shall have authority to retain such compensation consultants, outside counsel and other advisors as the Compensation Committee may deem appropriate in its sole discretion.

Our Compensation Committee is currently comprised of Messrs. Ehrlich and Sokolow, with Mr. Sokolow serving as the Chairman, both of whom were determined by the Board to be independent of Clarus. The Compensation Committee does not meet on a regular basis, but only as circumstances require. The Compensation Committee met once during fiscal 2006.

Nominating/Corporate Governance Committee

The purpose of the Nominating/Corporate Governance Committee is to identify, evaluate and nominate candidates for election to the Board of Directors as well as review Clarus’ corporate governance guidelines and other related documents for compliance with applicable laws and regulations such as the Sarbanes-Oxley Act of 2002 and the NASDAQ’s listing requirements. The Nominating/Corporate Governance Committee will consider nominees recommended by stockholders. The names of such nominees should be forwarded to Clarus Corporation, Attention the Secretary at One Landmark Square, 22nd Floor, Stamford, Connecticut 06901, who will submit them to the committee for its consideration. See “Requirements For Submission of Stockholder Proposals, Nomination of Directors and Other Business of Stockholders” for information on certain procedures that a stockholder must follow to nominate persons for election as directors. Our Nominating/Corporate Governance Committee is currently comprised of Messrs. Ehrlich, House and Sokolow, with Mr. Ehrlich serving as the Chairman, all of whom were determined by the Board to be independent of Clarus. The functions of the Nominating/Corporate Governance Committee were considered at and acted upon by the entire Board of Directors during its meetings in 2006. A copy of the Nominating/Corporate Governance Committee’s Charter is available on our Internet website at www.claruscorp.com, at the tab “Corporate Governance”.

The Company believes that candidates for the Board of Directors should possess fundamental qualities of intelligence, honesty, good judgment and high ethics; have no conflict of interest or legal impediment which would interfere with the duty of loyalty owed to Clarus and its stockholders; and have the ability and willingness to spend the time required to function effectively as a director of Clarus. The Nominating/Corporate Governance Committee may engage third-party search firms from time to time to assist it in identifying and evaluating nominees for director. The Nominating/Corporate Governance Committee evaluates nominees recommended by stockholders, by other individuals and by the search firms and reviews biographical information furnished by or about the potential nominees to determine whether they have the experience and qualities discussed above.

Director Summary Compensation Table

The following table summarizes the compensation paid to our non-employee directors for the fiscal year ended December 31, 2006:

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Burtt R. Ehrlich	$10,000	-	-	-	-	-	$10,000
Donald House	10,000	-	-	-	-	-	10,000
Nicholas Sokolow	10,000	-	-	-	-	-	10,000

(1)
Warren B. Kanders, the Company’s Chairman and Chief Executive Officer is not included in this table as he is an employee of the Company and thus receives no compensation for his service as director. The compensation for Mr. Kanders as an employee of the Company is described below in the Summary Compensation Table.

Discussion of Director Compensation

Our directors other than Mr. Kanders who is compensated pursuant to his employment agreement (which is described below under the heading “Employment Agreements”), are entitled to receive a payment of $2,000 for each regular and special meeting of the Board of Directors attended either in person or telephonically. From time to time, non-employee directors may also receive discretionary option or stock grants under equity incentive plans.

In setting director compensation, the Company considers the significant amount of time that directors expend in fulfilling their duties on our Board and Board committees as well as the skill-level required by the Company of members of the Board and the need to continue to attract highly qualified candidates to serve on our Board. Director compensation arrangements are reviewed annually to maintain such standards.

Involvement in Certain Legal Proceedings

No director, executive officer, or person nominated to become a director or executive officer has, within the last five years: (i) had a bankruptcy petition filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for, any business of such person or entity with respect to which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations or similar misdemeanors); (iii) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities or practice; (iv) been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Board of Directors has appointed an Audit Committee consisting of three directors. Each of the members of the Audit Committee is independent from Clarus and is financially literate as that qualification is interpreted by the Board of Directors. The Board of Directors has adopted a written charter with respect to the Audit Committee’s roles and responsibilities.

Management is responsible for Clarus’ internal controls and the financial reporting process. The external auditor is responsible for performing an independent audit of Clarus’ consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has had various discussions with management and the independent auditors. Management represented to us that Clarus’ consolidated financial statements were prepared in accordance with generally accepted accounting principles applied on a consistent basis, and we have reviewed and discussed the quarterly and annual earnings press releases and consolidated financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), as amended, and Rule 2-07 (Communication With Audit Committees) of Regulation S-X.

The Audit Committee has received the written disclosures from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the independent auditors their independence from Clarus and its management. The Audit Committee also considered whether the independent auditors’ provision of audit and non-audit services to Clarus is compatible with maintaining the independent auditors’ independence.

The Audit Committee discussed with the independent auditors the overall scope and plans for its audit. The Audit Committee discussed with the independent auditors, with and without management present, the results of its examinations, the evaluations of Clarus’ internal controls, and the overall quality and integrity of financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in Clarus’ Annual Report on Form 10-K for the fiscal year ended December 31, 2006 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors:

Donald House - Chairman
Nicholas Sokolow
Burtt Ehrlich

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Aggregate fees for professional services rendered for Clarus by KPMG LLP for the fiscal years ended December 31, 2006 and 2005 were:

	2006	2005
Audit Fees	$150,000	$225,000
Audit Related Fees	$10,000	$13,000
Tax Fees	$1,100	$17,347
All Other Fees	-	-
Total	$161,100	$255,347

Audit Fees

The Audit Fees for the years ended December 31, 2006 and 2005, respectively, were for professional services rendered for the audit of our consolidated financial statements for the fiscal years ended December 31, 2006 and 2005, as applicable and for the review of our consolidated financial statements included in our quarterly reports on Form 10-Q for fiscal 2006 and 2005, as applicable.

Audit Related Fees

The Audit Related Fees as of the fiscal years ended December 31, 2006 and 2005, respectively, were for assurance and related services related to documents filed with the Securities and Exchange Commission with respect to the Company's employee benefit plan audits.

Tax Fees

Tax Fees as of the fiscal years ended December 31, 2006 and 2005, respectively, were for services related to tax compliance, including the preparation of tax returns and extensions, and claims for refund, including assistance with tax services for employee benefit plans, expatriate, net operating loss and sales tax matters and requests for rulings or technical advice from tax authorities.

All Other Fees

There were no fees incurred for All Other Fees for the fiscal years ended December 31, 2006 and 2005.

Auditor Independence

The Audit Committee has considered the non-audit services provided by KPMG LLP and determined that the provision of such services had no effect on KPMG LLP’s independence from Clarus.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

The Audit Committee must review and pre-approve all audit and non-audit services provided by KPMG LLP, our independent auditors, and has adopted a Pre-Approval Policy. In conducting reviews of audit and non-audit services, the Audit Committee will determine whether the provision of such services would impair the auditor’s independence. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. Any proposed services exceeding pre-approved fee ranges or limits must be specifically pre-approved by the Audit Committee.

Requests or applications to provide services that require pre-approval by the Audit Committee must be accompanied by a statement of the independent auditors as to whether, in the auditor’s view, the request or application is consistent with the Securities and Exchange Commission’s rules on auditor independence. Each pre-approval request or application must also be accompanied by documentation regarding the specific services to be provided.

Since the adoption of the Pre-Approval Policy by the Audit Committee on March 11, 2004, the Audit Committee has not waived the pre-approval requirement for any services rendered by KPMG LLP to Clarus.

Appointment of Independent Public Accountant

The firm of KPMG LLP, certified public accountants, has been the Company’s independent public accountant since fiscal year 2001. Our Board of Directors has selected KPMG LLP to audit our financial statements for fiscal year 2007. We are not asking stockholders to ratify the appointment of KPMG LLP as our independent accountants to audit our financial statements for fiscal year 2007. Ratification of the independent accountant is not required by our Amended and Restated Bylaws, our Charter of the Audit Committee or applicable law.

Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement, if they so desire, and to respond to appropriate questions from stockholders.

EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each of our executive officers as of the date hereof. Our executive officers are appointed by and serve at the discretion of the Board of Directors of Clarus.

Name	Age	Position
Warren B. Kanders	49	Executive Chairman of the Board of Directors
Philip A. Baratelli	39	Chief Financial Officer, Secretary and Treasurer

See “Biographical Information for Directors” for biographical information with respect to Warren B. Kanders.

Philip A. Baratelli, 39, has served as our Chief Financial Officer, Secretary and Treasurer since February 2007. From June 2001 until January 2007, Mr. Baratelli was employed by Armor Holdings, Inc., as its Corporate Controller and held the additional position of Treasurer of Armor Holdings, Inc., from March 2003 until January 2007. Prior to joining Armor Holdings, Inc., Mr. Baratelli was employed by PriceWaterhouseCoopers LLP from 1998 to 2001 in various positions ranging from Associate to Senior Associate. From 1991 to 1997, Mr. Baratelli worked for Barnett Bank, Inc. in various finance and credit analysis positions. Mr. Baratelli received a Bachelor of Science in finance from Florida State University in 1989 and a Bachelor of Business Administration in accounting from the University of North Florida in 1995. Mr. Baratelli is a certified public accountant. There are no family relationships between Mr. Baratelli and any director of the Company.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The Compensation Committee of the Board of Directors (the “Compensation Committee”) assists the Board in establishing compensation packages for Clarus’ executive officers and non-employee directors and administering Clarus’ incentive plans. The Compensation Committee is generally responsible for setting and administering the policies which govern annual executive salaries, raises and bonuses and certain awards of stock options and common stock, and, where applicable, compliance with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “IRC”) and such responsibility is generally limited to the actions taken by the Compensation Committee, although at times the full Board has determined annual executive salaries, raises and, where the Company has determined that compliance with the provisions of Section 162(m) is not required, bonuses as well as grants of stock options and common stock without having first received recommendations from the Compensation Committee. From time to time, the Compensation Committee reviews our compensation packages to ensure that they remain competitive with the compensation packages offered by similarly-situated companies and continue to incentivize management and align management’s interests with those of our stockholders.

The Compensation Committee is comprised of two directors, each of whom has considerable experience in executive compensation issues. Each member of the Compensation Committee meets the independence requirements specified by the NASDAQ and by Section 162(m) of the IRC.

Executive Compensation Philosophy

The general philosophy of our executive compensation program is to attract and retain talented management while ensuring that our executive officers are compensated in a way that advances the interests of our stockholders. In pursuing these objectives, the Compensation Committee believes that it is critical that a substantial portion of each executive officer’s compensation be contingent upon our overall performance. The Compensation Committee is also guided by the principle that our compensation packages must be competitive, must support our overall strategy and objectives, and must provide significant rewards for outstanding financial performance while establishing clear consequences for underperformance. Annual bonuses and long-term awards for our executive officers should take into account not only objective financial goals, but also individual performance goals that reinforce our core values, which include leadership, accountability, ethics and corporate governance. It is the Compensation Committee’s responsibility to determine the performance goals for the performance-based compensation payable to our Named Executive Officers identified on the Summary Compensation Table on page 22 in compliance with Section 162(m) of the IRC, subject to ratification by the Board, and to certify compliance with such goals before such compensation is paid. Subject to this limitation, the Compensation Committee may also make recommendations to the Board with respect to non-Executive Chairman compensation and, either alone or with the other independent members of our Board, to determine and approve our Executive Chairman’s compensation.

In determining the compensation packages for our executive officers and non-employee directors, the Compensation Committee and the Board of Directors have evaluated the history and performance of Clarus, previous compensation practices and packages awarded to Clarus’ executive officers and non-employee directors, and compensation policies and packages awarded to executive officers and non-employee directors at similarly-situated companies.

Use of Outside Consultants

The Compensation Committee has the authority to retain and terminate any independent compensation consultant and to obtain independent advice and assistance from internal and external legal, accounting and other advisors.

Compensation Program Components

Our executive compensation program emphasizes company performance, individual performance and an increase in stockholder value over time in determining executive pay levels. Our executive compensation program consists of three key elements: (i) annual base salaries; (ii) a performance-based annual bonus; and (iii) periodic grants of stock options and restricted stock. The Compensation Committee believes that this three-part approach best serves our and our stockholders’ interests by motivating executive officers to improve our financial position, holding executives accountable for the performance of the organizations for which they are responsible and by attracting key executives into our service. Under our compensation program, annual compensation for executive officers are composed of a significant portion of pay that is “at risk” — specifically, the annual bonus, stock options and restricted stock.

Annual Cash Compensation

Base Salary. In reviewing and approving the base salaries of our executive officers, the Compensation Committee considers the scope of work and responsibilities, and other individual-specific factors; the recommendation of the Executive Chairman and (except in the case of his own compensation); compensation for similar positions at similarly-situated companies; and the executive's experience. Except where an existing agreement establishes an executive’s salary, the Compensation Committee reviews executive officer salaries annually at the end of the fiscal year and establishes the base salaries for the upcoming fiscal year. In 2006, the salaries for the Company’s Named Executive Officers (other than Ms. Luckfield) were established pursuant to their respective employment agreements.

Performance-Based Annual Bonus. With regard to the compensation of the Named Executive Officers subject to Section 162(m) of the IRC, the Compensation Committee establishes the performance goals and then certifies the satisfaction of such performance goals prior to the payment of the performance-based bonus compensation. In reviewing and approving the annual performance-based bonus for our executive officers, the Compensation Committee may also consider an executive’s contribution to the overall performance of Clarus as well as annual bonuses awarded to persons holding similar positions at similarly-situated companies.

Equity-Based Compensation

Executive officers of Clarus and other key employees who contribute to the growth, development and financial success of Clarus are eligible to be awarded stock options to purchase our common stock, shares of restricted common stock, and bonuses of shares of common stock under our equity incentive plans. Awards under this plan help relate a significant portion of an employee’s long-term remuneration directly to stock price appreciation realized by all our stockholders and aligns an employee’s interests with that of our stockholders. The Compensation Committee believes equity-based incentive compensation aligns executive and stockholder interests because (i) the use of a multi-year lock-up or vesting schedule or milestone based vesting schedule for equity awards encourages executive retention and emphasizes long-term growth, and (ii) paying a significant portion of management’s compensation in our equity provides management with a powerful incentive to increase stockholder value over the long term. In connection with the Company’s prior acceleration of the vesting and issuance of certain stock options, the Company required the optionees to execute lock-up, confidentiality and non-competition agreements as a condition to the acceleration of such stock options. Such lock-up, confidentiality and non-competition agreements executed with the Company’s employees provide the Company with added protection. The Compensation Committee determines appropriate individual long-term incentive awards in the exercise of its discretion in view of the above criteria and applicable policies.

Perquisites and Other Personal and Additional Benefits

Executive officers participate in other employee benefit plans generally available to all employees on the same terms as similarly situated employees.

The Company maintains a qualified 401(k) plan that provides for a Company contribution based on a matching schedule of a maximum of 6% up to the applicable IRS limits.

The Company also provides Named Executive Officers with perquisites and other personal benefits that the Company and the Compensation Committee believe are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain superior employees for key positions. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to Named Executive Officers.

The costs to the Company associated with providing these benefits for executive officers named in the Summary Compensation Table are reflected in the “All Other Compensation” column of the Summary Compensation Table.

Accounting and Tax Considerations

Section 162(m) of the IRC generally disallows a tax deduction to public corporations for compensation other than performance-based compensation over $1,000,000 paid for any fiscal year to an individual who, on the last day of the taxable year, was (i) the Chief Executive Officer or (ii) among the four other highest compensated executive officers whose compensation is required to be reported in the Summary Compensation Table contained herein. Compensation programs generally will qualify as performance-based if (1) compensation is based on pre-established objective performance targets, (2) the programs’ material features have been approved by stockholders, and (3) there is no discretion to increase payments after the performance targets have been established for the performance period. The Compensation Committee desires to maximize deductibility of compensation under Section 162(m) of the IRC to the extent practicable while maintaining a competitive, performance-based compensation program. However, the Compensation Committee also believes that it must reserve the right to award compensation which it deems to be in our best interest and our stockholders but which may not be tax deductible under Section 162(m) of the IRC.

Post-Employment and Other Events

Retirement, death, disability and change-in-control events trigger the payment of certain compensation to the Named Executive Officers that is not available to all salaried members. Such compensation is discussed under the headings “Employment Agreements” and “Potential Payments Upon Termination or Change in Control.”

Role of Executive Officers in Compensation Decisions

The Compensation Committee determines the total compensation of our Executive Chairman and oversees the design and administration of compensation and benefit plans for all of the Company’s employees. Certain executive officers, including the Executive Chairman and Chief Financial Officer may attend a portion of most regularly scheduled Compensation Committee meetings, excluding executive sessions. The Compensation Committee also obtains input from our legal, finance and tax functions, as appropriate.

Summary

The Compensation Committee believes that the total compensation package has been designed to motivate key management to improve the operations and financial performance of the Company, thereby increasing the market value of our Common Stock. The tables in this Executive Compensation section reflect the compensation structure established by the Compensation Committee.

Summary Compensation Table

The following summary compensation table sets forth information concerning the annual and long-term compensation earned for the periods presented below by our executive officers and persons as to whom disclosure is required under the applicable rules of the Securities and Exchange Commission (collectively, the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(5)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)

Warren Kanders (1) Executive Chairman of the Board of Directors	2006	$250,000	-	268,000	-	-	-	$9,900	(6)	$527,900

Philip A. Baratelli (2) Chief Financial Officer	2006	-	-	-	-	-	-	-		-

Susan Luckfield (3) Controller	2006	120,000	$30,000	-	-	-	-	$5,381	(6)	155,381

Nigel P. Ekern Chief Administrative Officer	2006	193,750	-	33,333	-	-	-	$258,381	(4)(6)	485,464

(1)
Mr. Kanders is compensated pursuant to the terms of his employment agreement which is discussed under the heading “Employment Agreements” in this Proxy Statement. Mr. Kanders is required to devote as much time as is necessary to perform his duties for the Company.

(2)
Philip A. Baratelli commenced employment as the Company’s Chief Financial Officer, Secretary and Treasurer effective as of February 1, 2007. Mr. Baratelli’s employment with the Company is “at-will” and he is required to devote as much of his time as is necessary to perform his duties for the Company. The Company pays Mr. Baratelli a base salary of $150,000 per year.

(3)
Susan Luckfield served as our Principal Financial Officer until the commencement of Mr. Baratelli’s employment with the Company effective as of February 1, 2007. Ms. Luckfield’s employment with the Company is “at-will” and she is required to devote as much of her time as is necessary to perform her duties for the Company.

(4)
Nigel P. Ekern resigned as Chief Administrative Officer effective December 31, 2006. The compensation reflected is his severance payment of $250,000 which is to be paid out over the 2007 fiscal year pursuant to the terms of the Resignation and Severance Agreement and General Release, dated December 11, 2006, by and between the Company and Mr. Ekern. Mr. Ekern was compensated pursuant to the terms of his employment agreement which is discussed under the heading “Employment Agreements” in this Proxy Statement.

(5)
The amounts in the “Stock Awards” column are calculated based on Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payments” (“FAS 123R”). They equal the aggregate dollar amount of compensation expense related to stock awards that was recognized in the Company’s financial statements contained on Form 10-K for the year ended December 31, 2006. Under FAS 123(R), a pro rata portion of the total expense at the time of grant is recognized over the vesting schedule of the grant. The expense is equal to the stock award share price on the date of grant times the number of shares granted amortized over the life of the grant. See footnote 8, Stock Incentive Plan in the financial statements contained in annual report on Form 10-K for the year ended December 31, 2006.

(6)	Represents the Company’s matching contribution to employees 401(K) plan for the year ended December 31, 2006.

Grants of Plan-Based Awards

We did not make any grants of stock option awards to our Named Executive Officers during the year ended December 31, 2006.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information concerning stock options and stock awards held by the Named Executive Officers at December 31, 2006:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Warren Kanders	21,250 200,000 400,000 400,000	— — — —	— — — —	5.99 5.35 7.50 10.00	5/28/11 12/20/12 12/20/12 12/20/12				— — — —
						500,000	(1)	3,525,000	—	3,525,000

Philip A. Baratelli	—	—	—	—	—	—		—	—	—

Nigel P. Ekern	200,000 20,000	— —	— —	5.35 8.60	12/31/07 12/31/07	— —		— —	— —	— —

Susan Luckfield	5,000 5,000	— —	— —	8.60 8.50	3/11/14 3/15/15	— —		— —	— —	— —

(1) Shares of restricted common stock that vest in ten years or earlier upon satisfaction of various conditions including performance based conditions relating to the price of the Company's common stock.

Option Exercises and Stock Vested During Fiscal 2006

There were no options exercised by or stock award vesting to our Named Executive Officers during the year ended December 31, 2006.

Pension Benefits - Fiscal 2006

There were no pension benefits earned by our Named Executive Officers during the year ended December 31, 2006.

Potential Payments Upon Termination or Change of Control

The tables below reflect the amount of compensation to each of the Named Executive Officers of the Company in the event of termination of such executive’s employment. The amount of compensation payable to each Named Executive Officer upon voluntary termination; retirement; involuntary not-for-cause termination; involuntary for cause termination; termination following a change of control; retention following a change of control and in the event of disability or death of the executive is shown below. The amounts shown assume that such termination was effective as of December 31, 2006, and thus includes amounts earned through such time and are estimates of the amounts which would be paid out to the executives upon their termination. The actual amounts to be paid out can only be determined at the time of such executive’s separation from the Company.

Payments Made Upon Termination

Regardless of the manner in which a Named Executive Officer’s employment terminates, he or she may be entitled to receive amounts earned during his or her term of employment.

Payments Made Upon Retirement

In the event of the retirement of a Named Executive Officer, no additional benefits are paid.

Payments Made Upon a Change of Control

The Company has entered into employment agreements containing change in control provisions with each Named Executive Officer (other than Mr. Baratelli and Ms. Luckfield). Pursuant to these agreements, if a Named Executive Officer’s employment is terminated following a change of control (other than termination by the Company for cause or by reason of death or disability) or if the executive terminates his employment in certain circumstances defined in the agreement which constitute “good reason”, in addition to the benefits listed under the heading “Payments Made Upon Termination”, then the Named Executive Officer will receive the following additional benefits:

•	All stock options and restricted stock held by the Named Executive Officer will automatically vest become exercisable and lockup provisions will be released;

•
With respect to Mr. Kanders, in the event of a change in control which results in an involuntary or voluntary termination, he will continue to receive his base compensation, in accordance with Clarus’ normal payroll practices, for a period of 24 months after the effective date of such termination.

Generally, pursuant to the agreements, a change of control is deemed to occur in the event that:

•	the current members of the Board cease to constitute a majority of the Board;

•
the Company shall have been sold by either (i) a sale of all or substantially all its assets, or (ii) a merger or consolidation, other than any merger or consolidation pursuant to which the Company acquires another entity, or (iii) a tender offer, whether solicited or unsolicited; or

•
any party, other than the Company, is or becomes the “beneficial owner” (as defined in the Exchange Act), directly or indirectly, of voting securities representing 50% or more of the total voting power of the Company.

Warren B. Kanders

The following table shows the potential payments upon termination or a change of control of the Company for Warren B. Kanders, the Company’s Executive Chairman.

Executive Benefits upon Payments Upon Separation	Voluntary Termination on 12/31/06 ($)	For Cause Termination on 12/31/06 ($)	Without Cause Termination on 12/31/06 ($)		Change-in-Control and Termination on 12/31/06 ($)		Disability on 12/31/06 ($)	Death on 12/31/06 ($)
Compensation
Cash Severance - Salary	-	-	500,000	(1)	500,000	(1)	-	-
Stock Options	-	-	68,000	(2)	68,000	(2)	-	-
Restricted Stock	-	-	3,525,000	(3)	3,525,000	(3)	-	-
Benefits & Perquisites	-	-	-		-		-	-
Life Insurance	-	-	-		-		-	2,000,000	(4)
Disability Income	-	-	-		-		-	-
Total	-	-	4,093,000		4,093,000		-	2,000,000

(1)	Mr. Kanders to receive two times annual salary of $250,000 pursuant to the terms of his employment agreement which is discussed under the heading "Employment Agreements" in this Proxy Statement.

(2)	Mr. Kanders locked up stock options will be released from lockups and valued using the December 31, 2006 market price of $7.05 per share.

(3)	Mr. Kanders unvested restricted stock will be accelerated and valued using the December 31, 2006 market price of $7.05 per share.

(4)	Upon Mr. Kanders death his beneficiary will receive $2 million pursuant to the terms of his employment agreement which is discussed under the heading "Employment Agreements" in this Proxy Statement.

Nigel P. Ekern

The following table shows the potential payments upon termination or a change of control of the Company for Nigel P. Ekern, the Company’s former Chief Administrative Officer. On December 11, 2006, the Company entered into a Resignation and Severance Agreement and General Release (the "Agreement") with Mr. Nigel P. Ekern, our Chief Administrative Officer, which provides that Mr. Ekern's employment with the Company is terminated effective as of December 31, 2006, and he received a severance payment of $250,000, to be payable over a period of one year. Additionally, all unvested options became fully vested on December 15, 2006 (the "Option Vesting Date"), all options shall terminate at the earlier of (i) the termination date set forth in the option agreements or (ii) December 31, 2007, and all restrictions on transfer of shares acquirable upon exercise of options shall terminate as of the Option Vesting Date. Also under the terms of the Agreement, all restricted stock awards and shares of restricted stock which are not presently vested became fully vested as of January 1, 2007 (the "RSA Vesting Date"), and all restrictions on the transfer of shares of restricted stock shall expire on the RSA Vesting Date. The Agreement further provides that Mr. Ekern has agreed to customary confidentiality, non-disparagement, assignment-of-inventions, and non-competition provisions, and has given the Company a general release. All provisions of Mr. Ekern's prior employment agreement with the Company, dated as of December 6, 2002, as amended by the agreement between Mr. Ekern and the Company dated May 1, 2006, have been terminated.

Executive Benefits upon Payments Upon Separation	Voluntary Termination on 12/31/06 ($)	For Cause Termination on 12/31/06 ($)	Without Cause Termination on 12/31/06 ($)	Change-in-Control and Termination on 12/31/06 ($)	Disability on 12/31/06 ($)	Death on 12/31/06 ($)
Compensation
Cash Severance - Salary	250,000	-	-	-	-	-
Stock Options	-	-	-	-	-	-
Restricted Stock	61,941	-	-	-	-	-
Benefits & Perquisites	-	-	-	-	-	-
Life Insurance	-	-	-	-	-	-
Disability Income	-	-	-	-	-	-
Total	311,941	-	-	-	-	-

Philip A. Baratelli

The following table shows the potential payments upon termination or a change of control of the Company for Philip A. Baratelli, the Company’s Chief Financial Officer, Secretary and Treasurer.

Executive Benefits upon Payments Upon Separation	Voluntary Termination on 12/31/06 ($)	For Cause Termination on 12/31/06 ($)	Without Cause Termination on 12/31/06 ($)	Change-in-Control and Termination on 12/31/06 ($)	Disability on 12/31/06 ($)	Death on 12/31/06 ($)
Compensation
Cash Severance - Salary	-	-	-	-	-	-
Stock Options	-	-	-	-	-	-
Restricted Stock	-	-	-	-	-	-
Benefits & Perquisites	-	-	-	-	-	-
Life Insurance	-	-	-	-	-	-
Disability Income	-	-	-	-	-	-
Total	-	-	-	-	-	-

Susan Luckfield

The following table shows the potential payments upon termination or a change of control of the Company for Susan Luckfield, the Company’s Controller.

Executive Benefits upon Payments Upon Separation	Voluntary Termination on 12/31/06 ($)		For Cause Termination on 12/31/06 ($)	Without Cause Termination on 12/31/06 ($)	Change-in-Control and Termination on 12/31/06 ($)	Disability on 12/31/06 ($)	Death on 12/31/06 ($)
Compensation
Cash Severance - Salary	-		-	-	-	-	-
Stock Options	-	(1)	-	-	-	-	-
Restricted Stock	-		-	-	-	-	-
Benefits & Perquisites	-		-	-	-	-	-
Life Insurance	-		-	-	-	-	50,000
Disability Income	-		-	-	-	36,000	-
Total	-		-	-	-	36,000	50,000

(1)	Represents the value of Ms. Luckfield’s 10,000 vested stock options with exercise prices between $8.50 and $8.60 per share, using the December 31, 2006 market price of $7.05 per share.

EMPLOYMENT AGREEMENTS

Warren B. Kanders

In December 2002, we entered into an employment agreement with Warren B. Kanders, which provides that he will serve as Clarus’ Executive Chairman of the Board of Directors and devote as much of his time as is necessary to perform such duties for a three-year term that was extended on May 1, 2006 and is subject to termination at anytime by the Company or Mr. Kanders. The agreement provides for an annual base salary of $250,000. In addition, Mr. Kanders is entitled, at the discretion of our Board of Directors, to performance bonuses which may be based upon a variety of factors and to participate in our stock incentive plans and other bonus plans adopted by us. We also maintain term life insurance on Mr. Kanders in the amount of $2,000,000 for the benefit of his designees. In connection with his employment agreement, in December 2002, Mr. Kanders received ten-year options to purchase up to (i) 200,000 shares of the Company’s common stock, at an exercise price of $5.35 per share; (ii) 400,000 shares of the Company’s common stock, at an exercise price of $7.50 per share; and (iii) 400,000 shares of the Company’s common stock, at an exercise price of $10.00 per share. On April 11, 2003, Mr. Kanders received a grant of 500,000 restricted shares of the Company’s common stock, with full voting, dividend, distribution and other rights, which vest and become nonforfeitable if Mr. Kanders is an employee and/or a director of the Company or a subsidiary or affiliate of the Company on the earlier of (i) the date the closing price of the Company’s common stock, as listed or quoted on any national securities exchange or NASDAQ, shall have equaled or exceeded $15.00 per share for each of the trading days during a ninety (90) consecutive day period, or (ii) the tenth (10th) anniversary of the date of grant; provided however, that all of the restricted shares immediately vest and become nonforfeitable upon a “change in control” or in the event Mr. Kanders’ employment with the Company is terminated without “cause”. On December 30, 2005, our Board of Directors accelerated the vesting of 400,000 unvested stock options previously awarded to Mr. Kanders pursuant to his employment agreement. In connection with such acceleration of unvested stock options, Mr. Kanders entered into a lock-up, confidentiality and non-competition agreement with the Company. Mr. Kanders’ employment agreement provides that if it shall be determined that any payment or benefit provided to Mr. Kanders pursuant to the terms of the employment agreement ( “Total Payment”) would be subject, in whole or in part, to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then Mr. Kanders shall be entitled to receive from the Company an additional payment (the “Gross-Up Payment”) in an amount such that the net amount of the Total Payment and the Gross-Up Payment retained by Mr. Kanders after the calculation and deduction of all Excise Taxes on the Total Payments and all federal, state and local income tax, employment tax and Excise Tax on the Gross-Up Payment, shall be equal to the Total Payments.

Nigel P. Ekern

In December 2002, we entered into an employment agreement with Nigel P. Ekern, which is effective as of November 25, 2002, which provides that he will serve as our Chief Administrative Officer and devote as much of his time as is necessary to perform such duties for a three-year term that was extended on May 1, 2006 and is subject to termination at anytime by the Company or Mr. Ekern. Mr. Ekern’s employment agreement with us otherwise remains in full force and effect. During 2005, Mr. Ekern received an aggregate base salary of $200,000, an increase of $25,000 above the $175,000 base salary he is to receive in accordance with his employment agreement. Under the terms of his employment agreement with us, in December 2002, Mr. Ekern received ten-year options to purchase up to 200,000 shares of the Company’s common stock, at an exercise price of $5.35 per share. In addition, Mr. Ekern is entitled, at the discretion of our Board of Directors, to performance bonuses which may be based upon a variety of factors and to participate in our stock incentive plans and other bonus plans adopted by us. We also maintain a term life insurance on Mr. Ekern in the amount of $2,000,000 for the benefit of his designees. On December 30, 2005, our Board of Directors accelerated the vesting of 93,334 unvested stock options previously awarded to Mr. Ekern pursuant to his employment agreement. In connection with such acceleration of unvested stock options, Mr. Ekern entered into a lock-up, confidentiality and non-competition agreement with the Company.

In the event Mr. Ekern is terminated by the Company upon a “change in control”, he is entitled to receive accrued base compensation through the date of such termination and will also be entitled to acceleration of the vesting on all options to purchase shares of common stock. In the event Mr. Ekern is terminated by the Company without “cause,” he is entitled to receive his base compensation twelve months after such termination. Mr. Ekern has also agreed to certain confidentiality and non-competition provisions.

Mr. Ekern resigned as the Company’s Chief Administrative Officer effective as of December 31, 2006.

Compensation Committee Report

The Company’s Compensation Committee of the Board (the “Compensation Committee”) has submitted the following report for inclusion in this Proxy Statement:

Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on our Compensation Committee’s review of and the discussions with management with respect to the Compensation Discussion and Analysis, our Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 for filing with the SEC.

MEMBERS OF THE COMPENSATION COMMITTEE

Nicholas Sokolow (Chairman)
Burtt R. Ehrlich

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
PARTICIPATION

During fiscal 2006, none of the members of our Compensation Committee (i) served as an officer or employee of Clarus or its subsidiaries, (ii) was formerly an officer of Clarus or its subsidiaries or (iii) entered into any transactions with Clarus or its subsidiaries. During fiscal 2006, none of our executive officers (i) served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served on our Compensation Committee, (ii) served as director of another entity, one of whose executive officers served on our Compensation Committee, or (iii) served as member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served as a director of Clarus.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In September 2003, the Company and Kanders & Company, an entity owned and controlled by the Company's Executive Chairman, Warren B. Kanders, entered into a 15-year lease with a five-year renewal option, as co-tenants to lease approximately 11,500 square feet in Stamford, Connecticut. The Company and Kanders & Company have initially agreed to allocate the total lease payments of $24,438 per month on the basis of Kanders & Company renting 2,900 square feet initially for $6,163 per month, and the Company renting 8,600 square feet initially for $18,275 per month, which are subject to increases during the term of the lease. Rent expense is recognized on a straight line basis. The lease provides the co-tenants with an option to terminate the lease in years eight and ten in consideration for a termination payment. The Company and Kanders & Company agreed to pay for their proportionate share of the build-out construction costs, fixtures, equipment and furnishings related to preparation of the space. In connection with the lease, the Company obtained a stand-by letter of credit in the amount of $850,000 to secure lease obligations for the Stamford facility. Kanders & Company reimburses the Company for a pro rata portion of the approximately $5,000 annual cost of the letter of credit.

The Company provides certain telecommunication, administrative and other office services as well as accounting and bookkeeping services to Kanders & Company that are reimbursed by Kanders & Company. Such services aggregated $123,000 during the year ended December 31, 2006. During the year ended December 31, 2006, the Company paid approximately $64,000 to Kanders Aviation LLC, an affiliate of the Company's Executive Chairman, Warren B. Kanders, relating to aircraft travel by directors and officers of the Company for potential redeployment transactions.

As of December 31, 2006, the Company had outstanding a receivable of approximately $76,000 from Kanders & Company which was paid in January 2007.

The Company provides certain telecommunication, administrative and other office services to Net Perceptions, Inc., an entity it shares office spare with, that are reimbursed by Net Perceptions. Such services aggregated $63,000 during the year ended December 31, 2006. Warren B. Kanders, our Executive Chairman, also serves as the non-Executive Chairman of Net Perceptions.

As of December 31, 2006, the Company had outstanding a receivable of approximately $44,000 from Net Perceptions which was paid in March 2007.

In the opinion of management, the rates, terms and considerations of the transactions with the related parties described above are at least as favorable as those we could have obtained in arms length negotiations or otherwise are at prevailing market prices and terms.

The Board of Directors has a general practice of requiring directors interested in a transaction not to participate in deliberations or to vote upon transactions in which they have an interest, and to be sure that transactions with directors, executive officers and major shareholders are on terms that align the interests of the parties to such agreements with the interests of the stockholders.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not intend to present any other matter for action at the meeting other than as set forth in the Notice of Annual Meeting and this Proxy Statement. If any other matters properly come before the meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the Proxy Card.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires our directors and executive officers and any persons who own more than 10% of our capital stock to file with the Securities and Exchange Commission (and, if such security is listed on a national securities exchange, with such exchange), various reports as to ownership of such capital stock. Such persons are required by the Securities and Exchange Commission’s regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon reports and representations submitted by the directors, executive officers and holders of more than 10% of our capital stock, all Forms 3, 4 and 5 showing ownership of and changes of ownership in our capital stock during the 2006 fiscal year were timely filed with the Securities and Exchange Commission.

FORM 10-K

We will provide, without charge, to each stockholder as of the Record Date, upon our receipt of a written request of the stockholder, a copy of our Annual Report on Form 10-K for the year ended December 31, 2006, including the financial statements and schedules, as filed with the Securities and Exchange Commission. Stockholders should direct the written request to Clarus Corporation, One Landmark Square, 22nd Floor, Stamford, Connecticut 06901, Attention Secretary.

REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS

Under the rules of the Securities and Exchange Commission, if a stockholder wants us to include a proposal in our Proxy Statement and Proxy Card for presentation at our 2007 Annual Meeting, the proposal must be received by us at our principal executive offices by January 18, 2008 (or, if the 2007 Annual Meeting is called for a date not within 30 calendar days before or after June 21, 2007, within a reasonable time before we begin to print and mail our proxy materials for the meeting). The proposal should be sent to the attention of: Clarus Corporation, One Landmark Square, 22nd Floor, Stamford, Connecticut 06901, Attention Secretary and must include the information and representations that are set out in Exchange Act Rule 14a-8.

Under our Amended and Restated Bylaws, and as permitted by the rules of the Securities and Exchange Commission, certain procedures are provided that a stockholder must follow to nominate persons for election as directors or to introduce an item of business at a meeting of our stockholders outside of the requirements set forth in Exchange Act Rule 14a-8. These procedures provide that nominations for director nominees and/or an item of business to be introduced at a meeting of our stockholders must be submitted in writing to the Secretary of the Company at our principal executive offices. Any written submission by a stockholder including a director nomination and/or item of business to be presented at a meeting of our stockholders must comply with the procedures and such other requirements as may be imposed by our Amended and Restated Bylaws, Delaware law, the NASDAQ, the rules and regulations of the Securities and Exchange Commission and must include the information necessary for the Board to determine whether the candidate qualifies as independent under the NASDAQ’s rules.

We must receive notice of the intention to introduce a director nomination or to present an item of business at our 2007 Annual Meeting (a) not less than sixty (60) days nor more than ninety (90) days prior to June 21, 2007 if our 2007 Annual Meeting is held within thirty (30) days before or after June 21, 2007; or (b) not later than the close of business on the tenth (10th) day following the day on which the notice of meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first, in the event our 2007 Annual Meeting is not held within thirty (30) days before or after June 21, 2007. In the event we call a special meeting of our stockholders, we must receive your intention to introduce a director nomination or to present an item of business at the special meeting of stockholders not later than the close of business on the tenth (10th) day following the day on which the notice of such special meeting of stockholders was mailed or public disclosure of the date of the meeting was made, whichever occurs first.

Assuming that our 2007 Annual Meeting is held on schedule, we must receive notice of your intention to introduce a director nomination or other item of business at that meeting not less than sixty (60) days nor more than ninety (90) days prior to June 21, 2007. If we do not receive notice within the prescribed dates, or if we meet other requirements of the Securities and Exchange Commission rules, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting.

In addition, nominations or proposals not made in accordance herewith may be disregarded by the chairman of the meeting in his discretion, and upon his instructions all votes cast for each such nominee or for such proposals may be disregarded.

FOR THE BOARD OF DIRECTORS

Philip A. Baratelli
Secretary

This Proxy is Solicited on behalf of the Board of Directors of

CLARUS CORPORATION

ANNUAL MEETING OF STOCKHOLDERS
June 21, 2007

The undersigned hereby appoints Warren B. Kanders and Philip A. Baratelli as proxies, each with full power of substitution, and hereby authorizes each of them to appear and vote, as designated below, all shares of Common Stock of Clarus Corporation held of record by the undersigned on May 10, 2007 at the Annual Meeting of Stockholders to be held on June 21, 2007, and any adjournments or postponements thereof, and in their discretion upon any and all other matters which may properly be brought before the meeting or any adjournments or postponements thereof, and hereby revokes all earlier proxies of the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" EACH PROPOSAL.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

(To be Signed on Reverse Side)

Please date, sign and mail your
proxy card back as soon as possible!

Annual Meeting of Stockholders
CLARUS CORPORATION

June 21, 2007

☒Please mark your
votes as in this example.

The undersigned hereby directs this Proxy to be voted:

Election of Directors

Warren B. Kanders
Burtt R. Ehrlich
Donald L. House
Nicholas Sokolow

☐   FOR                        ¨   WITHHOLD AUTHORITY
the election as directors of all nominees listed above           to vote for all nominees
listed above

☐   WITHHOLD authority to vote for any individual nominee.
Write the name of the nominee for which authority to vote
is being withheld on the line below.

________________________________________________________________________________________________

PLEASE DATE, SIGN AND RETURN THIS PROXY.

THANK YOU.

Signature of Stockholder(s)

Dated: ___________, 2007

NOTE: Signature should agree with name on stock certificate as printed thereon. Executors, administrators, trustees and other fiduciaries should so indicate when signing.